PRINCIPLED
                                     EQUITY
                                     MARKET
                                      FUND




                                 ANNUAL REPORT
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
                         PRINCIPLED EQUITY MARKET FUND
--------------------------------------------------------------------------------


 Comparison of the Change in Value of a $10,000 Investment in the Principled Equity Market Fund, the Standard & Poors 500 Index and the Wilshire 5000 Index







                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         PRINCIPLED EQUITY MARKET FUND
--------------------------------------------------------------------------------


                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998


Assets:
Investments at quoted market value (cost $19,426,830 ;
 see Schedule of Investments, Notes 1, 2, & 6).................    $27,488,532
Cash  .........................................................        476,683
Dividends and interest receivable..............................         35,620
Investment securities sold.....................................        570,115
Organizational costs (Note 1)..................................         26,803
                                                                   ------------
     Total assets..............................................     28,597,753
                                                                   ------------

Liabilities:
Dividends payable..............................................      1,130,381
Accrued expenses and other liabilities (Note 3 )...............         29,687
                                                                   ------------
     Total liabilities.........................................      1,160,068
                                                                   ------------

Net Assets:
Capital stock (2,750,000 shares authorized at no par value,
 amount paid in on 1,792,985 shares outstanding) (Note 1)......     19,183,634
Accumulated undistributed net investment income (Note 1).......          7,236
Accumulated realized gain from security transactions (Note 1)..        185,113
Net unrealized appreciation in value of investments (Note 2)...      8,061,702
                                                                   ------------
     Net assets (equivalent to $15.30 per share, based on
      1,792,985 capital shares outstanding)....................    $27,437,685
                                                                   ============

================================================================================
                         PRINCIPLED EQUITY MARKET FUND
================================================================================


                            STATEMENT OF OPERATIONS
                               DECEMBER 31, 1998



Income:
 Dividends.....................................................  $     372,099
 Interest......................................................         11,960
                                                                   ------------
     Total income..............................................        384,059
                                                                   ------------

Expenses:
 Legal fees....................................................         52,000
 Chicago Stock Exchange listing fees...........................         15,000
 Insurance.....................................................         11,620
 Organizational expenses (Note 1)..............................          9,600
 Audit and accounting fees.....................................          7,500
 Custodian fees................................................          7,100
 Administration fees (Note 4)..................................          6,000
 Transfer fees (Note 4)........................................          6,000
 Trustees' fees and expenses...................................          1,000
 Other expenses................................................          4,565
                                                                   ------------
     Total expenses............................................        120,385
                                                                   ------------

Net investment income..........................................        263,674
                                                                   ------------

Realized and unrealized gain on investments:
  Realized gain on investments-net.............................      2,070,836
  Increase in net unrealized appreciation in investments.......      3,952,775
                                                                   ------------
     Net gain on investments...................................      6,023,611
                                                                   ============

Net increase in net assets resulting from operations...........   $  6,287,285
                                                                   ============

================================================================================
                         PRINCIPLED EQUITY MARKET FUND
================================================================================


                      STATEMENTS OF CHANGES IN NET ASSETS





                                                      Year Ended    Year Ended
                                                     December 31,   December 31,
                                                         1998           1997
                                                   ----------------------------
From operations:
 Net investment income...........................  $   263,674    $    235,788
 Realized gain on investments, net...............    2,070,836         102,865
 Increase in net unrealized
  appreciation in investments....................    3,952,775       4,108,927
                                                   --------------  ------------
     Net increase in net assets resulting
      from operations............................    6,287,285       4,447,580
                                                   --------------  ------------
Distributions to shareholders:
 From net investment income
 ($0.15 per share in 1998 and $0.14 per share in      (256,438)       (235,788)
 1997)...........................................
 From net realized gain on investments              (1,885,723)       (102,865)
 ($1.09 per share in 1998 and $0.06 per share in
 1997)...........................................
                                                   --------------  ------------
     Total distributions to shareholders.........   (2,142,161)       (338,653)
                                                   --------------  ------------

From capital share transactions:

                              Number of Shares
                              1998        1997
                            ---------- -----------
 Proceeds from sale of
  shares..................   20,766     799,491        273,995       8,795,782
 Shares issued to share-
  holders in distributions
  reinvested..............   66,132      12,570      1,011,817         161,780
 Cost of shares redeemed..    --          --           --               --
                            --------    --------     ------------   -----------
 Increase in net
  assets resulting from
  capital share
  transactions............  812,061     812,061      1,285,812       8,957,562
                            ========== ===========  -------------   -----------

Net increase in net assets.......................    5,430,936      13,066,489
Net assets:
  Beginning of period............................   22,006,749       8,940,260
                                                   ==============  ============
  End of period ( including undistributed
     net investment income of $7,236 and
     $0, respectively............................ $ 27,437,685    $ 22,006,749
                                                   ==============  ============

================================================================================
                         PRINCIPLED EQUITY MARKET FUND
================================================================================


                       SELECTED   PER  SHARE  DATA  AND  RATIOS
                (for  a  share outstanding throughout each period)

                                                              Period Ended
                                  Year Ended    Year Ended     October 28,
                                 December 31,  December 31,      1996 to
                                     1998          1997       December 31,
                                                                  1996
                                 -------------------------------------------

Investment income ................ $ 0.22       $ 0.18        $  --
Expenses, net.....................   0.07         0.04           --
                                  --------------------------- --------------
Net investment income ............   0.15         0.14           --
Net realized and unrealized
   gain on investments............   3.49         2.96           --
Distributions to shareholders:
  From net investment income......   0.15         0.14           --
  From net realized gain on
   investments....................   1.09         0.06           --
                                  ------------------------------------------
Net increase in net asset value...   2.40         2.90           --
Net asset value:
  Beginning of period.............  12.90        10.00          10.00
                                  ==========================================
  End of period................... $15.30       $12.90        $ 10.00
                                  ==========================================
Ratio of expenses
   to average net assets..........   0.48%        0.48%         --
Ratio of net investment
   income to average net assets...   1.06%        1.40%         --
Portfolio turnover................   0.29         0.07          --
Average commission rate paid......   0.0292       0.0253        --
Number of shares outstanding at
 end of period..................... 1,792,985     1,706,087   894,026


Per share data and ratios
assuming no waiver of advisory
fees:
   Expenses.......................   0.14         0.06          --
   Net investment income..........   0.08         0.13          --
   Ratio of expenses to average
    net assets....................   0.73%        0.58%         --
   Ratio of net investment income
    to average net assets.........   0.81%        1.30%         --

================================================================================
                         PRINCIPLED EQUITY MARKET FUND
================================================================================


                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                      Value
  Quantity                                                           (Note 1)

COMMON STOCKS -- 100.10%
           Advertising Industry -- 0.49%
      800  Interpublic Group Of Companies Incorporated..............$
                                                                        63,800
    1,200  Omnicom Group............................................    69,600
                                                                    -----------
                                                                       133,400
           Aerospace/Defense Industry -- 1.33%
    6,700  Precision Castparts Corporation..........................   296,475
    1,400  Rockwell International ..................................    67,988
                                                                    -----------
                                                                       364,463
           Agricultural Products Industry -- 0.01%
       60  Agribrands International Incorporated*...................     1,800
                                                                    -----------

           Air Transport Industry -- 0.71%
      800  Amr Corporation *........................................    47,500
      200  FDX Corporation .........................................    17,838
    1,100  Gateway 2000 Incorporated *..............................    56,306
    1,800  Southwest Airlines Company  .............................    40,838
      600  US Airways Group Incorporated *..........................    31,200
                                                                    -----------
                                                                       193,682
           Auto & Truck Industry -- 0.15%
    1,000  Paccar Incorporated......................................    41,125
                                                                    -----------

           Auto Parts (OEM) Industry -- 0.29%
      600  Dana Corporation ........................................    24,525
      600  Oea Incorporated  .......................................     7,088
      600  Superior Industries International .......................    16,688
    1,300  Synovus Financial Corporation ...........................    31,200
                                                                    -----------
                                                                        79,501

           Auto Parts (Replacement) Industry -- 2.27%
   18,650  Genuine Parts Company....................................   623,609
                                                                    -----------


* Non income producing security.

--------------------------------------------------------------------------------
                         PRINCIPLED EQUITY MARKET FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                  (Continued)
                                                                      Value
  Quantity                                                           (Note 1)
           Bank Industry -- 6.80%
    1,700  BB&T Corporation ........................................    68,531
    2,430  Bank One Corporation ....................................   124,082
    2,000  Bank of New York Company Incorporated ...................    80,500
   11,889  BankAmerica Corporation (New) ...........................   714,826
    1,000  Bankboston Corporation ..................................    38,938
      300  Capital One Financial ...................................    34,500
    3,500  Citigroup Incorporated ..................................   173,906
    2,700  First Union Corporation  ................................   164,194
      900  JP Morgan and Company Incorporated ......................    94,556
      600  Keycorp.................................................     19,200
    1,100  Pnc Bank Corporation* ...................................    59,400
      600  Wachovia Corporation ....................................    52,463
      436  Washington Mutual Incorporated ..........................    16,732
    5,600  Wells Fargo and Company .................................   223,650
                                                                    -----------
                                                                     1,865,478
           Bank (Midwest) Industry -- 2.76%
    1,100  Comerica Incorporated ..................................     75,006
    1,800  Fifth Third Bankcorp ....................................   128,363
    2,700  Mellon Bank Corporation .................................   185,625
    1,100  National City Corporation ...............................    79,750
      500  Northern Trust ..........................................    43,656
    6,900  US Bankcorp (New) .......................................   244,950
                                                                    -----------
                                                                       757,350
           Beverage (Soft Drink) Industry -- 6.12%
   17,200  Coca Cola Company ....................................... 1,152,400
    2,500  Coca Cola Enterprises Incorporated ......................    89,375
   10,700  Pepsico Incorporated ....................................   437,363
                                                                    -----------
                                                                     1,679,138
           Building Materials Industry -- 0.02%
      100  Armstrong World Industries Incorporated .................     6,031
                                                                    -----------

           Chemical (Basic) Industry --0.08%
    1,100  Millennium Chemicals.....................................    21,863
                                                                    -----------

* Non income producing security.

--------------------------------------------------------------------------------
                         PRINCIPLED EQUITY MARKET FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                  (Continued)
                                                                      Value
  Quantity                                                           (Note 1)

           Chemical (Diversified) Industry --0.38%
    1,400  Millipore Corporation ...................................    39,638
    2,500  Pall Corporation ........................................    63,281
                                                                    -----------
                                                                       102,919
           Chemical (Specialty) Industry -- 0.39%
      600  International Flavors and Fragrances ....................    26,513
    1,300  Praxair Incorporated ....................................    45,825
      800  Sherwin Williams Company ................................    23,500
      400  Sigma Aldrich Corporation ...............................    11,750
                                                                    -----------
                                                                       107,588
           Coal/Alternate Energy Industry -- 0.07%
      400  Aes Corporation*.........................................    18,950
                                                                    -----------

           Computer & Peripherals Industry -- 5.99%
      200  3Com Corporation*........................................     8,963
      200  Apple Computer Incorporated .............................     8,188
      600  Cabletron Systems Incorporated*..........................     5,025
    5,625  Cisco Systems Incorporated* .............................   522,070
    5,934  Compaq Computer Corporation .............................   249,228
    5,200  Dell Computer Corporation*..............................    380,575
    3,600  EMC Corporation*........................................    306,000
    1,100  Seagate Technology Incorporated*........................     33,275
      900  Silicon Graphics Incorporated *..........................    11,588
    1,400  Sun Microsystems Incorporated*..........................    119,875
                                                                    -----------
                                                                     1,644,787
           Computer Software & Services Industry -- 7.20%
    1,100  Ascend Communications..................................      72,325
    1,200  Automatic Data Processing Incorporated .................     96,225
    3,750  Computer Associates International ......................    159,844
    1,800  First Data Corporation..................................     57,375
    8,600  Microsoft Corporation...................................  1,192,713
    9,200  Oracle Corporation......................................    396,750
                                                                    -----------
                                                                     1,975,232

* Non income producing security.

--------------------------------------------------------------------------------
                         PRINCIPLED EQUITY MARKET FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                  (Continued)
                                                                      Value
  Quantity                                                           (Note 1)

           Diversified Company Industry -- 2.25%
      105  Berkshire Hathaway Class B*..............................   246,750
      150  Crane Company..........................................       4,528
    1,000  Hillenbrand Industries..................................     56,875
      200  National Service Industries............................       7,600
      400  Raychem Corporation.....................................     12,925
    2,500  Service Corporation International.......................     95,156
      800  Thermo Electron Corporation.............................     13,550
    2,400  Tyco International Limited..............................    181,050
                                                                    -----------
                                                                       618,434
           Drug Industry -- 0.08%
      200  Interneuron Pharmaceuticals*.............................       656
      400  Quintiles Transnational Corporation*....................     21,350
                                                                    -----------
                                                                        22,006
           Drugstore Industry -- 0.68%
      800  Rite Aid Corporation...................................      39,800
    2,500  Walgreen Company.......................................     146,406
                                                                    -----------
                                                                       186,206
           Electric Utility (Central) Industry -- 1.05%
      800  Cinergy Corporation.....................................     27,500
    3,200  Dte Energy Holding Company..............................    137,800
    1,400  FirstEnergy Corporation.................................     45,238
    2,000  Unicom Corporation......................................     77,125
                                                                    -----------
                                                                       287,663
           Electric Utility (East) Industry -- 0.77%
      800  P P and L Resources Holding............................      22,300
    4,500  Peco Energy Company.....................................    187,875
                                                                    -----------
                                                                       210,175
           Electric Utility (West) Industry - 4.85%
   10,700  Edison International Incorporated.......................    298,263
    2,100  Nevada Power Company....................................     54,600
   15,900  PG & E Corporation (Holding) ...........................    500,850
   20,300  Pacificorp..............................................    427,569
    1,954  Sempra Energy...........................................     49,583
                                                                    -----------
                                                                     1,330,865


* Non income producing security.

--------------------------------------------------------------------------------
                         PRINCIPLED EQUITY MARKET FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                  (Continued)
                                                                      Value
  Quantity                                                           (Note 1)

           Electrical Equipment Industry -- 0.06%
      400  W W Grainger Incorporated................................    16,650
                                                                    -----------

           Electronics Industry -- 0.21%
    1,100  Amp Incorporated.........................................    57,269
                                                                    -----------

           Entertainment Industry -- 2.84%
    7,200  CBS Corporation.........................................    236,250
      700  Safety Kleen Corporation................................      9,888
    6,800  Time Warner Incorporated................................    422,025
    1,500  Viacom Inc. Class B*....................................    111,000
                                                                    -----------
                                                                       779,163
           Environmental Industry -- 0.09%
    1,700  Republic Industries Incorporated*........................    25,288
                                                                    -----------

           Financial Services Industry -- 4.44%
    2,600  American Express Company...............................     266,500
    2,200  Associates First Capital Corporation....................     93,225
    2,000  Cendant Corporation*....................................     38,625
      400  Deluxe Corporation......................................     14,625
    3,400  Franklin Resources Incorporated........................     108,800
    1,200  Household International Incorporated....................     47,550
      100  Lehman Brothers Holdings Incorporated...................      4,406
    3,600  Mbna Corporation........................................     89,325
    3,020  Morgan Stanley, Dean Witter............................     214,420
    5,850  Schwab (Chas) Corporation...............................    328,697
      100  Transamerica Corporation................................     11,550
                                                                    -----------
                                                                     1,217,723

* Non income producing security.

--------------------------------------------------------------------------------
                         PRINCIPLED EQUITY MARKET FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                  (Continued)
                                                                      Value
  Quantity                                                           (Note 1)


           Food Processing Industry -- 2.04%
    2,300  Bestfoods...............................................    122,475
    2,200  General Mills Incorporated..............................    171,050
    1,300  Hershey Foods Corporation...............................     80,844
    1,700  Kellogg Company.........................................     58,013
    1,200  Pioneer Hi Bred International...........................     31,800
      700  Quaker Oats Company.....................................     41,650
      600  Wm Wrigley Jr Company...................................     53,738
                                                                    -----------
                                                                       559,570
           Food Wholesalers Industry -- 0.18%
    1,800  Sysco Corporation........................................    49,388
                                                                    -----------

           Foreign Telecommunication Industry -- 0.47%
    2,600  Northern Telecom Limited.................................   130,000
                                                                    -----------

           Furniture/Home Furnishings Industry -- 0.11%
    1,400  Leggett & Platt..........................................    30,800
                                                                    -----------

           Gold/Silver Mining Industry -- 0.27%
    3,200  Barrick Gold Corporation................................     62,400
      700  Newmont Mining Corporation..............................     12,775
                                                                    -----------
                                                                        75,175
           Grocery Industry -- 0.82%
    1,400  Albertsons Incorporated.................................     89,163
      400  American Stores Company.................................     14,775
    1,000  Kroger Company..........................................     60,500
      400  Safeway Incorporated*...................................     24,375
      800  Winn Dixie Stores Incorporated..........................     35,900
                                                                    -----------
                                                                       224,713
           Healthcare Info Systems Industry -- 0.31%
    3,000  HBO & Company............................................    86,063
                                                                    -----------


* Non income producing security.

--------------------------------------------------------------------------------
                         PRINCIPLED EQUITY MARKET FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                  (Continued)
                                                                      Value
  Quantity                                                           (Note 1)

           Home Appliance Industry -- 0.19%
      500  Maytag Corporation.....................................      31,125
      400  Whirlpool Corporation ...................................    22,150
                                                                    -----------
                                                                        53,275
           Hotel/Gaming Industry -- 0.13%
    1,200  Marriott International Incorporated......................    34,800
                                                                    -----------

           Household Products Industry -- 0.29%
      800  Newell Company..........................................     33,000
    1,500  Rubbermaid Incorporated.................................     47,156
                                                                    -----------
                                                                        80,156
           Industrial Services Industry -- 0.06%
    1,700  Laidlaw Incorporated.....................................    17,106
                                                                    -----------

           Insurance (Diversified) Industry -- 3.01%
    1,100  American General Corporation............................     85,800
    1,500  Cigna Corporation.......................................    115,969
    5,900  Equitable Companies, Incorporated.......................    341,462
      600  Lincoln National Corporation............................     49,087
    2,000  Lowe's Companies Incorporated...........................    102,375
    1,200  Marsh and Mclennan Companies............................     70,125
    1,500  Mgic Investment Corporation.............................     59,719
                                                                    -----------
                                                                       824,537
           Insurance (Life) Industry -- 0.66%
    1,541  Conseco Incorporated....................................     47,000
      600  Jefferson Pilot Corporation.............................     45,000
    1,100  SunAmerica Incorporated.................................     90,200
                                                                    -----------
                                                                       182,200

* Non income producing security.

--------------------------------------------------------------------------------
                         PRINCIPLED EQUITY MARKET FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                  (Continued)
                                                                      Value
  Quantity                                                           (Note 1)

           Insurance (Property/Casualty) Industry -- 1.88%
    4,400  Allstate Corporation....................................    169,400
      900  Chubb Corporation.......................................     58,275
      600  Cincinnati Financial....................................     21,975
    1,100  Hartford Financial Services Group.......................     60,362
      500  Progressive Corp., Ohio.................................     84,687
      700  Safeco Corporation......................................     30,056
    2,594  St Paul Companies Incorporated..........................     90,304
                                                                    -----------
                                                                       515,059
           Machinery Industry --0.40%
    1,100  Aeroquip Vickers Incorporated...........................     32,931
    1,400  Donaldson Company Incorporated..........................     29,050
      200  Snap On Incorporated....................................      6,962
    1,500  Stanley Works...........................................     41,625
                                                                    -----------
                                                                       110,568
           Machinery (Construction & Mining) Industry -- 0.65%
      200  Case Corporation........................................      4,362
    2,300  Caterpillar Incorporated................................    105,800
      800  Deere and Company.......................................     26,300
      900  Ingersoll Rand Company..................................     42,525
                                                                    -----------
                                                                       178,987
           Medical Services Industry -- 0.45%
      700  HCR Manor Care, Incorporated............................     20,562
    1,300  IMS Health..............................................     98,069
      200  Idexx Laboratories Incorporated*........................      5,381
                                                                    -----------
                                                                       124,012
           Medical Supplies Industry -- 1.90%
      700  Biomet, Incorporated....................................     28,175
    4,200  Boston Scientific Corporation*..........................    112,612
      100  Centocor Incorporated*..................................      4,512
    3,800  Medtronic Incorporated..................................    282,269
    1,700  Stryker Corporation.....................................     93,606
                                                                    -----------
                                                                       521,174

* Non income producing security.

--------------------------------------------------------------------------------
                         PRINCIPLED EQUITY MARKET FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                  (Continued)
                                                                      Value
  Quantity                                                           (Note 1)

           Metals & Mining (Div.) Industry -- 0.30%
    7,900  Inco Limited.............................................    82,456
                                                                    -----------

           Natural Gas (Distribution) Industry -- 0.08%
      800  Washington Gas Light Company.............................    21,600
                                                                    -----------

           Natural Gas (Diversified) Industry -- 1.51%
      852  Burlington Resources Incorporated.......................     30,512
      300  Columbia Energy Group..................................      17,325
      600  Consolidated Natural Gas Company........................     32,400
    5,000  Enron Corporation.......................................    285,312
      400  Sonat Incorporated......................................     10,825
    1,200  Williams Companies Incorporated.........................     37,425
                                                                    -----------
                                                                       413,799
           Newspaper Industry -- 0.14%
      200  Times Mirror Company....................................     11,200
      400  Tribune Company.........................................     26,400
                                                                    -----------
                                                                        37,600
           Office Equipment & Supplies Industry -- 1.23%
      700  Ikon Office Solutions Incorporated......................      5,994
    5,000  Pitney Bowes Incorporated...............................    330,312
                                                                    -----------
                                                                       336,306
           Oil Exploration Industry -- 0.21%
    1,300  Vastar Resources.........................................    56,144
                                                                    -----------

* Non income producing security.

--------------------------------------------------------------------------------
                         PRINCIPLED EQUITY MARKET FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                  (Continued)
                                                                      Value
  Quantity                                                           (Note 1)

           Oilfield Services/Equipment Industry -- 0.59%
    1,940  Baker Hughes Incorporated...............................     34,192
      200  Cooper Cameron Corporation*.............................      4,900
    1,700  Diamond Offshore Drilling Incorporated..................     40,269
      400  Ensco International Incorporated.......................       4,275
      400  Global Marine Incorporated*.............................      3,600
      400  Helmerich and Payne Incorporated........................      7,750
      800  McDermott International.................................     19,750
      200  Noble Drilling Corporation..............................      2,587
      472  R&B Falcon Corporation*.................................      3,569
      700  Rowan Companies Incorporated*...........................      6,912
      200  Smith International Incorporated*.......................      5,037
      800  Transocean Offshore Incorporated........................     21,450
    1,000  Varco International Incorporated*.......................      7,750
                                                                    -----------
                                                                       162,041
           Packaging & Container Industry -- 0.32%
      600  Bemis Company Incorporated...............................    22,762
    1,600  Crown Cork & Seal......................................      49,300
      550  Sonoco Products Company.................................     16,294
                                                                    -----------
                                                                        88,356
           Paper & Forest Products Industry -- 0.96%
      200  Chesapeake Corporation..................................      7,375
      300  Fort James Corporation..................................     12,000
    1,900  Rayonier Incorporated...................................     87,281
    3,100  Weyerhaeuser Company....................................    157,519
                                                                    -----------
                                                                       264,175
           Petroleum (Integrated) Industry -- 0.33%
      600  Murphy Oil Corporation..................................     24,750
      800  PennzEnergy Company.....................................     13,050
    1,456  Pennzoil-Quaker State...................................     21,481
      400  Sunoco Incorporated.....................................     14,425
      600  Tosco Corporation.......................................     15,525
                                                                    -----------
                                                                        89,231



* Non income producing security.

--------------------------------------------------------------------------------
                         PRINCIPLED EQUITY MARKET FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                  (Continued)
                                                                      Value
  Quantity                                                           (Note 1)

           Petroleum (Producing) Industry -- 0.26%
    1,700  Anadarko Petroleum Corporation.........................      52,487
      200  Pogo Producing Company..................................      2,600
    1,900  Union Pacific Resources Group...........................     17,219
                                                                    -----------
                                                                        72,306
           Publishing Industry -- 0.21%
      900  Harcourt General Incorporated...........................     47,869
      100  Mcgraw Hill Company Incorporated........................     10,187
                                                                    -----------
                                                                        58,056
           Railroad Industry -- 2.66%
   17,400  Burlington Northern Santa Fe............................    595,950
    4,200  Norfolk Southern Corporation............................    133,087
                                                                    -----------
                                                                       729,037
           Restaurant Industry -- 2.04%
    7,300  McDonalds Corporation....................................   560,731
                                                                    -----------

           Retail (Special Lines) Industry -- 0.78%
    3,375  Gap Incorporated........................................    189,422
      800  Tjx Companies Incorporated..............................     23,200
                                                                    -----------
                                                                       212,622
           Retail Building Supply Industry -- 1.70%
    7,600  Home Depot Incorporated..................................   465,025
                                                                    -----------

           Retail Store Industry -- 2.16%
    4,300  Borders Group, Incorporated*............................    107,231
    1,600  CVS Corporation.........................................     88,000
      600  Clear Channel Communications*...........................     32,700
      400  Costco Companies Incorporated*..........................     28,875
    1,600  Dayton Hudson Corporation...............................     86,800
      625  Dollar General..........................................     14,765
      500  Federated Department Stores.............................     21,781
    1,300  JC Penney Company Incorporated..........................     60,937
    1,800  May Department Stores Company..........................     108,675
    1,000  Sears Roebuck and Company...............................     42,500
      100  Venator Group Incorporated*.............................        650
                                                                     ----------
                                                                       592,914


* Non income producing security.

--------------------------------------------------------------------------------
                         PRINCIPLED EQUITY MARKET FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                  (Continued)
                                                                      Value
  Quantity                                                           (Note 1)

           Securities Brokerage Industry -- 0.51%
    2,100  Merrill Lynch and Company Incorporated...................   140,175
                                                                    -----------

           Semiconductor Industry - 0.23%
      300  Advanced Micro Devices Incorporated*....................      8,700
    1,100  Micron Technology Incorporated*.........................     55,619
                                                                    -----------
                                                                        64,319
           Semiconductor Capital Equipment Industry -- 0.48%
    3,100  Applied Materials Incorporated*..........................   132,331
                                                                    -----------

           Steel (General) Industry -- 0.08%
      400  Nucor Corporation......................................      17,300
      400  Worthington Industries Incorporated.....................      5,000
                                                                    -----------
                                                                        22,300
           Telecommunication Equipment Industry -- 0.79%
      300  Andrew Corporation*.....................................      4,950
      700  General Instrument Corporation*.........................     23,756
    3,000  MediaOne Group*.........................................    141,000
      700  Tellabs Incorporated*...................................     47,994
                                                                    -----------
                                                                       217,700
           Telecommunication Services Industry -- 12.49%
    2,600  Airtouch Communications*................................    188,337
      900  Alltel Corporation......................................     53,831
    5,600  Ameritech Corporation...................................    354,900
   10,600  Bellsouth Corporation...................................    528,675
    1,700  Comcast Corporation Class A.............................     99,769
    3,700  MCI Worldcom Incorporated*..............................    265,475
    7,378  SBC Communications Incorporated.........................    395,645
    4,000  Sprint Corporation (FON Group) ........................     336,500
    2,000  Sprint PCS ..............................................    46,250
    1,310  TCI Ventures A*.........................................     30,867
    2,045  Tele Communications Inc New*............................    113,114
   15,681  US West Incorporated....................................  1,013,385
                                                                    -----------
                                                                     3,426,748

* Non income producing security.

--------------------------------------------------------------------------------
                         PRINCIPLED EQUITY MARKET FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                  (Continued)
                                                                      Value
  Quantity                                                           (Note 1)

           Thrift Industry -- 3.58%
    2,500  Federal Home Loan Mortgage Association..................    161,094
   11,100  Federal National Mortgage Association...................    821,400
                                                                    -----------
                                                                       982,494
           Tire & Rubber Industry -- 0.03%
      400  Cooper Tire and Rubber Company...........................     8,175
                                                                    -----------

           Toiletries/Cosmetics Industry -- 0.23%
    1,400  Avon Products Incorporated..............................     61,950
                                                                    -----------
           Total common stocks (cost $19,410,823).................. 27,464,532
                                                                    -----------
 RIGHTS & WARRANTS -- 0.09%
    3,200  PetroFina S.A. Warrants* (cost 16,007) ..................    24,000
                                                                    -----------

           Total investments (cost $19,426,830).................... 27,488,532
                                                                    -----------
CASH & OTHER ASSETS, LESS LIABILITIES -- (0.19)%....................  (50,847)
                                                                    -----------

           Total Net Assets........................................$27,437,685
                                                                    ===========


* Non income producing security.

================================================================================
                         PRINCIPLED EQUITY MARKET FUND
================================================================================


                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998



1. Significant accounting policies:
   Principled Equity Market Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end investment management company. The following is a summary of significant accounting policies followed by the Trust which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
   A. Investment securities--
     Security transactions are recorded on the date the investments are purchased or sold. Each day securities traded on national security exchanges are valued at the last sale price on the primary exchange on which they are listed, or if there has been no sale, at the current bid price. Other securities for which market quotations are readily available are valued at the last known sales price, or, if unavailable, the known current bid price which most nearly represents current market value. Temporary cash investments are stated at cost, which approximates market value. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses from sales of investments are calculated using the "identified cost" method for both financial reporting and federal income tax purposes.
   B.Income Taxes-- The Trust has elected to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year all of its taxable income to its shareholders. No provision for federal income taxes is necessary since the Fund intends to qualify for and elect the special tax treatment afforded a "regulated investment company" under subchapter M of the Internal Revenue Code. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.
   C. Capital Stock-- The Trust records the sales and redemptions of its capital stock on trade date.
   D.Organizational Costs - Costs incurred in connection with organization and registration are deferred and amortized over a period of 60 months from the date upon which the Trust commenced operations.

2. Tax basis of investments:
   At December 31, 1998, the total cost of investments for federal income tax purposes was identical to the total cost on a financial reporting basis. Aggregate gross unrealized appreciation in investments in which there was an excess of market value over tax cost was $9,031,477. Aggregate gross unrealized depreciation in investments in which there was an excess of tax cost over market value was $969,775. Net unrealized appreciation in investments at December 31, 1998 was $8,061,702.

================================================================================
                         PRINCIPLED EQUITY MARKET FUND
================================================================================


                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998


                                  (Continued)

3. Investment advisory and sub-advisory agreements:
   The Trust entered into an Investment Advisory Agreement with F.L. Putnam Investment Management Company ("F.L. Putnam" or the "Adviser") and a Sub-Advisory Agreement with PanAgora Asset Management, Inc. ("PanAgora" or the "Sub-Advisor") at its inception.

   The Advisory Agreement provides that F.L. Putnam will be responsible for overall management of the Trust's activities, will supervise the provision of administrative and professional services to the Trust, will provide all necessary facilities, equipment, personnel and office space to the Trust, and will provide the Sub-Advisor with a list of acceptable securities from which to select and effect investments for the Trust's portfolio.

   The Sub-Advisory  Agreement provided
   that PanAgora be responsible for investment and management of the Trust's securities portfolio using the list of securities provided by F.L. Putnam.

   The agreements provide that the Trust will pay F.L. Putnam 1/4 of 1 percent (0.25%) of the Trust's average monthly net assets per year, of which F.L. Putnam will pay 60 percent or 15/100 of 1 percent (0.15%) to PanAgora, leaving F.L. Putnam with a net fee of 1/10 of 1 percent (0.10%).

   F.L. Putnam waived its total management fees of $24,990 for the year ended December 31, 1998, and $17,213 for the year ended December 31, 1997. It has received no compensation for its services since the inception of the Trust.

   Pursuant to a change in ownership of PanAgora Asset Management, Inc., the Sub-Advisory Agreement with Panagora was terminated as of February 12, 1998. The Trust entered into a consulting services agreement with Panagora Asset Management, Inc. for the period February 12, 1998 to December 31, 1998. Panagora received no compensation for its services under the consulting services agreement.

4. Administration and transfer agent services:
   The Trust has entered into an agreement with Anchor Investment Management Corporation for administrative, transfer agent and dividend disbursing agent services. Annual fees for these services are $12,000.

5. Related parties:
   The President and Secretary of the Trust is also a director and a stockholder of the Trust's investment adviser.

================================================================================
                         PRINCIPLED EQUITY MARKET FUND
================================================================================


                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998


                                  (Continued)



6. Purchases and sales:
   Aggregate cost of purchases and the proceeds from sales and maturities on investments for year ended December 31, 1998 were:
     Cost of securities acquired:
       U.S. Government and investments backed by such
       securities.......................................    $     --
       Other investments................................       7,221,436
                                                            ===============
                                                            $  7,221,436
                                                            ===============
     Proceeds from sales and maturities:
       U.S. Government and investments backed by such
     securities.........................................    $     --
       Other investments................................       7,552,727
                                                            ===============
                                                            $  7,552,727
                                                            ===============

================================================================================
                         PRINCIPLED EQUITY MARKET FUND
================================================================================


INDEPENDENT AUDITORS' REPORT


To the Shareholders and Trustees of Principled Equity Market Fund:


We have audited the accompanying statement of assets and liabilities of Principled Equity Market Fund (a Massachusetts business trust), including the schedule of investments, as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the selected per share data and ratios for each of the two years in the period then ended and for the period from inception (October 28, 1996) to December 31, 1996. These financial statements and per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Principled Equity Market Fund as of December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the selected per share data and ratios for each of the two years in the period then ended and for the initial period ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                    LIVINGSTON & HAYNES, P.C.



Wellesley, Massachusetts,
January 19, 1999.

================================================================================
                         PRINCIPLED EQUITY MARKET FUND
================================================================================


                              OFFICERS & TRUSTEES


HOWARD R. BUCKLEY                                     Trustee
President, Chief Executive Officer, Mercy Hospital,
Portland Maine; President, Chief Executive Officer and Director, Mercy Health Systems of Maine

SISTER ANNE MARY DONOVAN                              Trustee
General Treasurer of the Sisters of Notre Dame de
Namur, Boston

DR. LORING E. HART                                    Trustee
President, St. Joseph's College (Retired)

SISTER MARY LABOURE MORIN                             Trustee
President, Regional Community, Sisters of Mercy of the Americas

DAVID W.C. PUTNAM                                     President, Secretary
President and Director                                and Trustee
F.L. Putnam Securities Company, Incorporated and subsidiaries

C. KENT RUSSELL                                       Treasurer
Chief Financial Officer, Catholic Health East

DANIEL F. RUSSELL                                     Trustee
President and Chief Executive Officer, Catholic
Health East

EDWARD T. SULLIVAN, JR                                Trustee
Business Manager, Secretary and Treasurer, Local
254 Service Employees  International Union

MONSEIGNOR VINCENT TATARCZUK                          Trustee
Chancellor, Diocese of Maine (Retired)

GOERGE A. VIOLIN, M.D., F.A.C.S.                      Trustee
Physician; Principal, Medical Eye Care Associates

JOEL M. ZIFF                                          Trustee
Director, Catholic Health East

================================================================================
                         PRINCIPLED EQUITY MARKET FUND
================================================================================



                              INVESTMENT ADVISER
                  F.L. Putnam Investment Management Company
        10 Langley Road, Suite 400, Newton Centre, Massachusetts 02459
                                (617) 964-7600

                                 SUB-ADVISOR
                       PanAgora Asset Management, Inc.
          260 Franklin St., 22nd Floor, Boston, Massachusetts 02110

                                  CUSTODIAN
                        Investors Bank & Trust Company
                 89 South Street, Boston, Massachusetts 02111

                        INDEPENDENT PUBLIC ACCOUNTANT
                          Livingston & Haynes, P.C.
                 40 Grove St., Wellesley, Massachusetts 02482

                       ADMINISTRATOR   AND  TRANSFER  AGENT
                        Anchor Investment Management Corp.
                 579 Pleasant St., Suite 4, Paxton, MA 01612
                                (508) 831-1171

                                LEGAL COUNSEL
                             Sullivan & Worcester
             One Post Office Square, Boston, Massachusetts 02109






This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus which includes information concerning the Trust's record or other pertinent information.